Exhibit 99.2

a December 19, 2019 Supplemental Presentation Third Quarter Fiscal 2020

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding Rite Aid’s outlook and guidance for fiscal 2020 ; the expected timing and the ability to complete the subsequent closings of the sale of the remaining Rite Aid distribution center and related assets to Walgreens Boots Alliance, Inc . ("WBA") ; Rite Aid’s competitive position and ability to implement new strategies following completion of such transaction with WBA ; and any assumptions underlying any of the foregoing . Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements ; general economic, industry, market, competitive, regulatory and political conditions ; our ability to improve the operating performance of our stores in accordance with our long term strategy ; the ongoing impact of private and public third - party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order ; our ability to manage expenses and our investments in working capital ; outcomes of legal and regulatory matters ; changes in legislation or regulations, including healthcare reform ; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs ; risks related to the pending sale of the remaining Rite Aid distribution center and related assets to WBA, including the possibility that the transaction may not close due to the failure to satisfy the minimal remaining conditions ; our ability to successfully achieve benefits from our leadership transition plan and organizational restructuring, including managing the transition to our new chief executive officer and other management ; the potential for operational disruptions due to, among other things, concerns of management, employees, current and potential customers, other third parties with whom we do business and shareholders ; the success of any changes to our business strategy that may be implemented under our new chief executive officer and other management ; our ability to achieve cost savings through the organizational restructurings within the anticipated timeframe, if at all ; possible changes in the size and components of the expected costs and charges associated with the organizational restructuring plan ; and the outlook for and future growth of the Company . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of our most recent Annual Report on Form 10 - K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date they are made . Rite Aid expressly disclaims any current intention to update publicly any forward - looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise . Safe Harbor Statement

Cautionary Note Regarding Pro Forma Information The following presentation provides certain pro forma information regarding the impact of Rite Aid’s pending sale of a distribution center and assets to WBA on Rite Aid’s results of operations and capital structure . The pro forma information is for illustrative purposes only, was prepared by management in response to investor inquiries and is based upon a number of assumptions . The pro forma information assumes the completion of all the asset sales when they actually take place over an extended period of time . Additional items that may require adjustments to the pro forma information may be identified and could result in material changes to the information contained herein . The information in this presentation is not necessarily indicative of what actual financial results of Rite Aid would have been had the sale occurred on the dates or for the periods indicated, nor does it purport to project the financial results of Rite Aid for any future periods or as of any date . Such pro forma information has not been prepared in conformity with Regulation S - X . Rite Aid’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information . Accordingly, they do not express an opinion or provide any form of assurance with respect thereto . The information in this presentation should not be viewed in replacement of results prepared in compliance with Generally Accepted Accounting Principles or any pro forma financial statements subsequently required by the rules and regulations of the SEC . Safe Harbor Statement (cont.)

The following presentation includes the non - GAAP financial measures, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A . Rite Aid defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings , gains or losses on debt retirements, the WBA merger termination fee, and other items (including stock - based compensation expense, merger and acquisition - related costs, a non - recurring litigation settlement, severance, restructuring - related costs and costs related to facility closures and gain or loss on sale of assets) . The current calculation of Adjusted EBITDA reflects a modification made in the third quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items . The presentation includes a reconciliation of Adjusted EBITDA to net income (loss), which is the most directly comparable GAAP financial measure . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, a non - recurring litigation settlement , gains or losses on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring - related costs and the WBA merger termination fee . The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the third quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only . Additionally, the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis . The presentation includes a reconciliation of Adjusted Net Income (Loss) to net income (loss), which is the most directly comparable GAAP financial measure . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . The presentation includes a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, litigation settlement and other items . The presentation includes a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . Non - GAAP Financial Measures

Third Quarter Adjusted EBITDA of $158.1 million exceeded prior year by $15.3 million Retail Pharmacy: • Same store 30 - day equivalent prescription count grew 2.8% • Front end sales increase 1.0% excluding tobacco related products • Strong expense control EnvisionRx : • Medicare Part D membership continues to drive revenues • Improved pharmacy network management Impr oved pharmacy network performance Continued financial improvement: • Strong free cash flow due to the receipt of the CMS receivable • Our leverage ratio decreased from 6.8 in the prior quarter to 5.9 EnvisonRx • Strong commercial selling season having won over 300,000 new lives Key Third Quarter FY 2020 Highlights 5

Q3 Fiscal 2020 Summary ($ in millions, except per share amounts) Note: Data on this slide and throughout the presentation is on a continuing operations basis. 13 Weeks Ended November 30, 2019 13 Weeks Ended December 1 , 2018 Revenue $ 5,462.3 $ 5,450.1 Net Income (Loss) $ 52.3 $ (17.3) Net Income (Loss) per Diluted Share $ 0.98 $ (0.33) Adjusted Net Income per Diluted Share $ 0.54 $ 0.28 Adjusted EBITDA $ 158.1 2.89% $ 142.8 2.62%

Q3 - Fiscal 2020 Reconciliation of Net Income (Loss) to Adjusted EBITDA 7 ($ in thousands) 13 Weeks Ended November 30, 2019 13 Weeks Ended December 1, 2018 Net Income (Loss) $ 52,286 $ (17,250) Adjustments: Interest expense 57,856 56,008 Income tax expense (benefit) 876 (1,471) Depreciation and amortization 82,007 86,685 LIFO (credit) charge (7,440) 5,987 Lease termination and impairment charges 166 2,628 Gain on debt retirement, net (55,692) - Merger and Acquisition - related costs - 4,175 Stock - based compensation expense 3,506 1,317 Restructuring - related costs 25,275 - Inventory write - downs related to store closings 93 421 Gain on sale of assets, net (1,371) (382) Other 528 4,673 Adjusted EBITDA $ 158,090 $ 142,791 Percent of revenues 2.89% 2.62%

Q3 - Fiscal 2020 Reconciliation of Net Income (Loss) to Adjusted Net Income ($ in thousands, except per share amounts) 13 Weeks Ended November 30, 2019 13 Weeks Ended December 1 , 2018 Net Income (Loss) $ 52,286 $ (17,250) Add back - Income tax expense (benefit) 876 (1,471) Income (loss) before income taxes $ 53,162 $ (18,721) Adjustments: Amortization expense 24,920 28,768 LIFO (credit) charge (7,440) 5,987 Gain on debt retirement, net (55,692) - Merger and Acquisition - related costs - 4,175 Restructuring - related costs 25,275 - Adjusted income before income taxes $ 40,225 $ 20,209 Adjusted income tax expense 11,090 5,469 Adjusted net income $ 29,135 $ 14,740 Net income (loss) per diluted share $ 0.98 $ (0.33) Adjusted net income per diluted share $ 0.54 $ 0.28

Q3 - Fiscal 2020 Summary – Retail Pharmacy Segment 9 ($ in millions) (1) Refer to slides 11 and 12 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. 13 Weeks Ended November 30, 2019 13 Weeks Ended December 1 , 2018 Revenue $ 3,909.9 $ 3,976.7 Adjusted EBITDA Gross Profit (1) $ 1,065.5 27.25% $ 1,088.2 27.36% Adjusted EBITDA SG&A (1) $ 956.9 24.47% $ 987.0 24.82% Adjusted EBITDA $ 108.6 2.78% $ 101.2 2.55%

• Retail Pharmacy Segment revenue decreased $66.8 million primarily driven by the 62 stores we closed since last year’s third quarter. Same store sales decreased 0.1%. Front end same store sales were down 0.5%, but up 1.0% when excluding cigarette and tobacco sales. This was partially offset by a 2.8% increase in same store prescription count. The script count increase was driven by the success of our clinical initiatives and immunization program. • Adjusted EBITDA Gross Profit decreased $22.7 million and Adjusted EBITDA Gross Margin decreased by 11 bps. Adjusted EBITDA gross profit decreased primarily due to increases in markdown dollars dues to weak summer and seasonal sell - through, lower vendor promotional funding, and a reimbursement rate adjustment resulting from the finalization of a contract with one of our payors . • Adjusted EBITDA SG&A was $30.1 million better than the prior year. Adjusted EBITDA SG&A was favorably impacted by decreases in store and corporate salaries and benefits, partially offset by lower TSA fee income from WBA. Q3 - Fiscal 2020 Summary – Retail Pharmacy Segment 10

Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment 11 ($ in millions) 13 Weeks Ended November 30, 2019 13 Weeks Ended December 1 , 2018 Revenues $ 3,909.9 $ 3,976.7 Gross Profit 1,070.9 1,079.6 Addback: LIFO (credit) charge (7.4) 6.0 Depreciation and amortization (COGS portion only) 2.1 2.3 Other (0.1) 0.3 Adjusted EBITDA Gross Profit $ 1,065.5 $ 1,088.2 Adjusted EBITDA Gross Profit as a percent of revenue 27.25% 27.36%

Reconciliation of Adj. EBITDA SG&A - Retail Pharmacy Segment 12 ($ in millions) 13 Weeks Ended November 30, 2019 13 Weeks Ended December 1, 2018 Revenues $ 3,909.9 $ 3,976.7 Selling, general and administrative expenses 1,044.2 1,062.6 Less: Depreciation and amortization (SG&A portion only) 65.3 67.9 Stock - based compensation expense 3.0 1.3 Merger and Acquisition - related costs - 4.2 Restructuring - related costs 18.4 - Other 0.6 2.2 Adjusted EBITDA SG&A $ 956.9 $ 987.0 Adjusted EBITDA SG&A as a percent of revenue 24.47% 24.82%

Pharmacy Services Segment Results 13 ($ in millions) 13 Weeks Ended November 30, 2019 13 Weeks Ended December 1, 2018 Revenues 1,613.1$ 1,525.8$ Cost of Revenues 1,495.0 1,423.3 Gross Profit 118.1 102.5 Selling, General and Administrative Expenses (90.6) (80.0) Loss on sale of assets, net (0.5) - Addback: Depreciation and Amortization 14.7 16.5 Loss on sale of assets, net 0.5 - Restructuring-related costs 6.9 - Other 0.4 2.6 Adjusted EBITDA - Pharmacy Services Segment 49.5$ 41.6$

• Revenues increased $87.3 million due to an increase in our Medicare Part D membership. • Adjusted EBITDA increased $7.9 million year - over - year. Pharmacy Services Segment adjusted EBITDA benefited from improvements in pharmacy network management and increased Medicare Part D membership, that were partially offset by the increases in SG&A expenses associated with the growth in Medicare Part D membership. Q3 - FY 2020 Summary – Pharmacy Services Segment 14

- 3.5% - 2.3% - 0.1% 1.6% 3.1% 2.1% 2.3% 1.5% 0.1% FRONT END SALES RX SALES Comparable Store Sales Growth SCRIPT COUNT (1) (1) Script count growth shown on a 30 - day equivalent basis. - 0.5% - 0.6% - 1.8% - 0.1% - 1.5% - 1.9% - 0.3% - 1.8% - 0.5% 0.3% - 0.6% 1.0% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 - 2.4% - 1.8% - 1.5% 1.1% 2.4% 0.8% 3.7% 2.7% 2.8% FY 2018 FY 2019 FY 2020 Excluding cigarette and tobacco products

Capitalization Table ($ in thousands) Note: Debt in the capitalization table is shown net of unamortized debt issuance costs. November 30, 2019 March 2, 2019 Secured Debt: Senior secured revolving credit facility due December 2023 $ 1,114,567 $ 850,931 FILO term loan due December 2023 446,750 446,082 1,561,317 1,297,013 Unsecured Guaranteed Debt: 6.125% senior secured notes due April 2023 1,739,633 1,736,508 1,739,663 1,736,508 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 236,444 293,705 6.875% fixed - rate senior notes due December 2028 28,867 127,358 265,311 421,063 Lease financing obligations 30,093 40,176 Total Debt: 3,596,354 3,494,760 Currend maturities of long - term debt and lease fiancing obligations (9,486) (16,111) Long - term debt & lease financing obligations, less current maturities 3,586,868 3,478,649 Total debt and lease financing obligations, continuing operations Less: current maturities of long - term debt and lease financing obligations , continuing operations 3,596,354 3,494,760 Long - term debt & lease financing obligations, less current maturities, continuing operations (9,486) (16,111) $ 3,586,868 $ 3,478,649 Total Debt gross 3,634,970 3,541,666 Less: Unamortized debt issue costs (38,616) (46,906) Total Debt per balance sheet $ 3,596,354 $ 3,494,760

Pro Forma Leverage Ratio ($ in thousands) November 30, 2019 Total Debt: $ 3,596,354 Less: Cash and cash equivalents (289,498) Less: Distribution center sale proceeds (133,521) Pro Forma Net Debt $ 3,173,335 LTM Adjusted EBITDA: Retail Pharmacy Segment 381,493 Pharmacy Services Segment 155,214 LTM Adjusted EBITDA $ 536,707 Pro Forma Leverage Ratio 5.91

FY 2020 Guidance ($ in thousands) Guidance Range Low High Total Revenues $ 21,500,000 $ 21,900,000 Same store sales 0.00% 1.00% Gross Capital Expenditures $ 230,000 $ 230,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (204,000) $ (174,000) Adjustments: Interest expense 235,000 235,000 Income tax expense 40,000 40,000 Depreciation and amortization 330,000 330,000 LIFO charge 10,000 10,000 Lease termination and impairment charges 35,000 35,000 Gain on debt retirements, net (56,000) (56,000) Restructuring - related costs 100,000 100,000 Other 25,000 25,000 Adjusted EBITDA $ 515,000 $ 545,000

FY 2020 Guidance (cont.) ($ in thousands, except per share amounts) Guidance Range Low High Net loss $(204,000) $(174,000) Add back - income tax expense 40,000 40,000 Loss before income taxes (164,000) (134,000) Adjustments: Amortization expense 120,000 120,000 LIFO charge 10,000 10,000 Gain on debit retirements, net (56,000) (56,000) Restructuring - related costs 100,000 100,000 Adjusted income before adjusted income taxes 10,000 40,000 Adjusted income tax expense 3,000 11,000 Adjusted net income $ 7,000 $ 29,000 Diluted adjusted net income per share $ 0.13 $ 0.55

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